UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

Oncolytics Biotech Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38512	98-0541667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Executive Drive, Suite 325 San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(403) 670-7377
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ONCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed by Oncolytics Biotech Inc., a Nevada corporation (“Oncolytics Nevada”) that previously existed under the laws of Alberta, Canada (“Oncolytics Alberta”) and the laws of British Columbia (“Oncolytics British Columbia”). For purposes of this Current Report on Form 8-K, the terms the “Company,” “Oncolytics,” “we,” “us,” and “our” refer to (i) Oncolytics Nevada, (ii) Oncolytics Alberta, or (iii) Oncolytics British Columbia, as applicable.

As previously disclosed, at the Company’s Special Meeting of Shareholders held on January 15, 2026 (the “Special Meeting”), the Company’s shareholders approved the Continuance (as defined below) and the Domestication (as defined below).

On March 17, 2026, the Company completed the first step of its previously announced two-step redomestication by changing its jurisdiction of incorporation from the Province of Alberta, Canada, to the Province of British Columbia, Canada (the “Continuance”), pursuant to a “continuance” effected in accordance with Section 189 of the Business Corporations Act (Alberta) and a “continuation” in accordance with Section 303 of the Business Corporations Act (British Columbia) (the “BCBCA”). On March 31, 2026 (the “Effective Date”), the Company completed the second step of its redomestication by changing its jurisdiction of incorporation from the Province of British Columbia, Canada, to the State of Nevada in the United States pursuant to a “continuation out” effected in accordance with Section 308 of the BCBCA and a “domestication” under Nevada Revised Statutes (the “NRS”) 92A.270 (the “Domestication”).

Upon effectiveness of the Continuance, each outstanding common share, no par value per share, of Oncolytics Alberta at the time of the Continuance remained issued and outstanding as a common share, no par value per share, of Oncolytics British Columbia. Upon effectiveness of the Domestication, each outstanding share of Oncolytics British Columbia at the time of the Domestication automatically became one outstanding share of common stock, par value $0.001 per share, of Oncolytics Nevada (the “Common Stock”). The Domestication did not result in a change to the Company’s name, and the Common Stock continues to be listed for trading on The Nasdaq Stock Market, LLC under the ticker symbol “ONCY.” Effective April 1, 2026, the CUSIP number for the Common Stock will be 68237V 103 and the ISIN will be US68237V1035.

Item 1.01	Entry into a Material Definitive Agreement.

On the Effective Date, in connection with the consummation of the Domestication, pursuant to the NRS and as permitted by the Bylaws (as defined below), the Company entered into indemnification and advancement agreements with each of the Company’s executive officers and directors providing for the indemnification of, and advancement of expenses to, each such person in connection with claims, suits, or proceedings arising as a result of such person’s service as an officer or director of the Company (the “Indemnification Agreements”).

The above description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification and advancement agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On the Effective Date and in connection with the Domestication, the Company filed with the Nevada Secretary of State: (i) the Articles of Domestication of Oncolytics Biotech Inc. (the “Articles of Domestication”); and (ii) the Articles of Incorporation of Oncolytics Biotech Inc. (the “Articles of Incorporation”). In addition, the Company adopted bylaws (the “Bylaws”), which became effective on the Effective Date. Each of the Articles of Domestication, the Articles of Incorporation, and the Bylaws are described in the Company’s management information circular/prospectus (the “Circular/Prospectus”), which constitutes a part of the Company’s registration statement on Form F-4 (File No. 333-290954), as amended, filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on December 9, 2025.

Upon consummation of the Domestication, the rights of the Company’s stockholders are now governed by the Articles of Incorporation, the Bylaws, and Nevada law, which contain provisions that differ in certain respects from Oncolytics British Columbia’s organizational documents and British Columbia law. The section of the Circular/Prospectus entitled “Annex K–Material Differences between British Columbia Corporate Law and Nevada Corporate Law” describes the general effects of changes to the rights of the Company’s stockholders, and is incorporated herein by reference. More detailed descriptions of the Articles of Incorporation and the Bylaws are set forth in the Circular/Prospectus under “Proposal No. 2: The Domestication,” and such descriptions are incorporated by reference herein. The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Exhibit 99.1 attached hereto contains a description of the Company’s authorized capital stock as set forth in the Articles of Incorporation, which description is incorporated by reference into this Item 3.03.

Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Domestication, the Articles of Incorporation, and the Bylaws, copies of which are attached hereto as Exhibits 3.1, 3.2, and 3.3, respectively, each of which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Domestication, the board of directors of the Company (the “Board”) adopted the Oncolytics Biotech Inc. 2026 Incentive Award Plan (the “2026 Plan”), which became effective on the Effective Date.

As of the Effective Date, the Company may not grant any new awards under the Oncolytics Biotech Inc. Amended and Restated Stock Option Plan and the Oncolytics Biotech Inc. Amended and Restated Incentive Share Award Plan (collectively, the “Prior Plans”), but any awards granted under the Prior Plans will continue to be subject to the terms and conditions of the applicable Prior Plan. The aggregate number of shares of Common Stock that may be issued under the 2026 Plan equals the sum of: (i) 6,500,000 shares; (ii) any shares that remain available for issuance under the Prior Plans as of the Effective Date; (iii) any shares subject to awards under the Prior Plans which are forfeited or lapse unexercised and which are not issued under the Prior Plans; and (iv) an annual increase on the first day of each calendar year, beginning January 1, 2027 and ending on and including January 1, 2036, equal to the lesser of (x) 6% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year and (y) such smaller number of shares as is determined by the Board or its compensation committee.

A more detailed description of the 2026 Plan is set forth in the Circular/Prospectus under “Proposal No. 3: Approval and Adoption of the 2026 Incentive Award Plan” and such description is incorporated by reference herein. The foregoing description of the 2026 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2026 Plan and the forms of award agreements thereunder, which are attached hereto as Exhibits 10.2, 10.3, 10.4, and 10.5, respectively, and are incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Copies of the Articles of Incorporation and the Bylaws are attached hereto as Exhibit 3.2 and Exhibit 3.3, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

Press Release

On April 1, 2026, the Company issued a press release with respect to the completion of the Domestication. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Risk Factors

The Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026, as further updated with Risk Factors included in any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively, the “SEC Reports”), with the following risk factors. These risk factors should be read in conjunction with the risk factors included in the SEC Reports.

Nevada law and our governing documents may reduce stockholder rights, limit available remedies, and create uncertainty in corporate disputes.

As a Nevada corporation, the NRS governs fiduciary duties, stockholder voting, stockholder litigation, and other internal affairs. The NRS permits corporations to limit, to the fullest extent permitted by law, the individual liability of directors and officers to corporations, their stockholders and creditors for damages as a result of any act or failure to act as a director or officer and to provide broad indemnification and advancement rights. Our Articles of Incorporation eliminate or limit the liability of our directors and officers to the fullest extent permitted by the NRS, and our Bylaws provide for broad indemnification and advancement of expenses to our directors and officers to the fullest extent permitted by the NRS. These features can make it more difficult for stockholders to bring or sustain claims against directors and officers and may reduce potential recoveries.

Our Bylaws also designate the Eighth Judicial District Court of Clark County, Nevada (or, if that court lacks jurisdiction, another Nevada state court or, if no Nevada state court has jurisdiction, a federal court in Nevada), as the exclusive forum for certain internal corporate claims, and the federal district courts of the United States as the exclusive forum for claims arising under the U.S. Securities Act of 1933, as amended. These provisions may limit a stockholder’s ability to bring claims in a judicial forum the stockholder considers favorable or convenient, may discourage the filing of lawsuits, and could result in increased costs to stockholders who bring such claims. Courts may determine that these provisions are inapplicable or unenforceable in some circumstances, which could lead to parallel litigation and additional costs. While Nevada’s statute-focused approach may be less reliant on case law, Nevada’s case law interpreting its corporate statutes is less developed than case law in other states, such as the State of Delaware, which can make outcomes of corporate disputes less predictable.

Nevada law and provisions in our governing documents could discourage, delay, or prevent a change in control and could depress the trading price of our common stock.

Our Articles of Incorporation and Bylaws include provisions that could make it more difficult for a third party to acquire us or for stockholders to replace or remove directors, including that:

•	our Board is authorized to issue “blank check” preferred stock with such rights, preferences, and limitations as the Board may determine;

•	vacancies on the Board may be filled only by a majority vote of the directors then in office;

•	the Board has the sole power to adopt, amend, or repeal the Bylaws and stockholders may only adopt, amend or repeal the Bylaws by a vote of at least two-thirds of the outstanding voting power;

•	stockholders may not act by written consent;

•	special meetings of stockholders may be called only by or at the direction of the Board, the chair of the Board, or our chief executive officer;

•	stockholders must comply with advance notice requirements in order to submit proposals or nominate directors;

•	directors may only be removed by a vote of not less than two-thirds of our outstanding voting power;

•	holders of common stock have no right to cumulative voting; and

•	all internal actions (as defined in the NRS) must be tried before a judge without a jury.

These provisions can deter acquisition proposals or proxy contests, limit the opportunity for stockholders to realize a control premium, and reduce the likelihood of changes in management or the Board that some stockholders may favor.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
3.1*	Articles of Domestication of Oncolytics Biotech Inc.
3.2	Articles of Incorporation of Oncolytics Biotech Inc. (incorporated by reference to Exhibit 4.2 of the registrant’s Registration Statement on Form S-8 (File No. 333-294810), filed with the SEC on March 31, 2026).
3.3	Bylaws of Oncolytics Biotech Inc. (incorporated by reference to Exhibit 4.3 of the registrant’s Registration Statement on Form S-8 (File No. 333-294810), filed with the SEC on March 31, 2026).
10.1	Form of Indemnification and Advancement Agreement between Oncolytics Biotech Inc. and each director and officer (incorporated by reference to Exhibit 10.15 of the registrant’s Annual Report on Form 10-K filed with the SEC on March 30, 2026).
10.2	Oncolytics Biotech Inc. 2026 Incentive Award Plan (incorporated by reference to Exhibit 99.1 of the registrant’s Registration Statement on Form S-8 (File No. 333-294810), filed with the SEC on March 31, 2026).
10.3	Form of Option Agreement to Oncolytics Biotech Inc. 2026 Incentive Award Plan (incorporated by reference to Exhibit 10.13 of the registrant’s Amendment No. 1 to Registration Statement on Form F-4 (File No. 333-290954), filed with the SEC on December 5, 2025).
10.4	Form of Restricted Stock Unit Agreement to Oncolytics Biotech Inc. 2026 Incentive Award Plan (incorporated by reference to Exhibit 10.14 of the registrant’s Amendment No. 1 to Registration Statement on Form F-4 (File No. 333-290954), filed with the SEC on December 5, 2025).
10.5	Form of Restricted Stock Agreement to Oncolytics Biotech Inc. 2026 Incentive Award Plan (incorporated by reference to Exhibit 10.15 of the registrant’s Amendment No. 1 to Registration Statement on Form F-4 (File No. 333-290954), filed with the SEC on December 5, 2025).
99.1	Description of Securities Registered Under Section 12 of the Exchange Act (incorporated by reference to Exhibit 4.1 of the registrant’s Annual Report on Form 10-K filed with the SEC on March 30, 2026).
99.2*	Press Release of Oncolytics Biotech Inc., dated April 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2026	ONCOLYTICS BIOTECH INC.

	By:	/s/ Kirk Look
Name: Kirk Look
Title: Chief Financial Officer